                                                                   Exhibit 23.02


                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated as of February 26, 1999, included in PharMerica, Inc.'s Form 10-K for the year ended December 31, 1998, and to all references to our Firm included in this registration statement.

                                               /s/ Arthur Andersen LLP


Baltimore, Maryland
March 15, 1999